(ICON)
Nicholas-
Applegate
Growth
Equity
Fund

ANNUAL
REPORT

Dec. 31, 1998
(LOGO)

Nicholas-Applegate Growth Equity Fund
Performance At A Glance.
Confronting global financial uncertainty for much of 1998, investors fled to a few large, well-known companies that were expected to have more stable earnings and marketable stocks. Momentum investors, drawn to highly priced brand name stocks, generally saw the greatest returns. Your Fund, which invests in mid-cap stocks with fundamentals indicating strong earnings growth potential, returned 12.8% for the year lagging its benchmark, the Russell Midcap Growth
Index, which returned 17.9%. For the six-month period ending December 1998, the Fund returned 2.2%, while the benchmark returned 5.4%.

CumulativeTotal Returns1
As of 12/31/98
                        One            Five              Ten
Since
                        Year           Years
Years           Inception2
Class A                   12.83%          82.99%
358.63%         325.77%
Class B                   11.87           75.92
N/A           186.72
Class C                   11.87            N/A
N/A            94.88
Class Z                   13.13            N/A
N/A            37.21
Lipper Mid-Cap Fund
Avg.3                     12.24          102.87
335.55            ***

Average Annual Total Returns1
As of 12/31/98
                        One            Five              Ten
Since
                        Year           Years
Years           Inception2
Class A                    7.19%          11.70%
15.86%          12.65%
Class B                    6.87           11.83
N/A            14.95
Class C                    9.75            N/A
N/A            16.05
Class Z                   13.13            N/A
N/A            19.32

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of
5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class
C, 8/1/94; and
Class Z, 3/18/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Mid-Cap Fund category.

***Lipper Since Inception returns are 335.29% for Class A;
189.12% for Class
B; 116.91% for Class C; and 43.02% for Class Z based on all funds in each share class.

     How Investments Compared.
         (As of 12/31/98)
              (GRAPH)
  U.S.      General      General       U.S.
Growth       Bond       Muni Debt     Taxable
Funds       Funds        Funds      Money Funds

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to each
of the investments listed above are different -- we provide
12-month total
returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns historically have been lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but historically their returns have been generally among the lowest of the major investment categories.

William H. Chenoweth, Fund Manager
(PHOTO)
Portfolio
Manager's Report

The Nicholas-Applegate Growth Equity Fund seeks to deliver capital appreciation through investment in growth companies with market capitalizations predominantly between $1 billion and $10 billion. Our bottom-up growth philosophy focuses on identifying and investing in stocks meeting our criteria of sustainable, accelerating earnings growth and market leadership. There can be no assurance that the Fund will achieve its investment objective.

Overview.
We are committed to building the Fund using a bottom-up stock selection process. We believe this time-tested method of selecting stocks based on their individual merit -- rather than focusing on the top-down approach of choosing stocks dependent on market, monetary, political, fiscal or economic trends -- has provided investors with attractive long-term results.

Strategy Session.
How We Invest.
At Nicholas-Applegate, we do not concentrate on macroeconomic factors such as fiscal policy or economic trends. Instead, we build the portfolio one stock at a time. Our portfolio management team uses three strict investment criteria in selecting stocks: evidence of positive fundamental change, sustainable earnings growth, and timeliness of investment. When a stock no longer meets any one of these criteria, it is replaced with a more attractive holding.

In identifying the strongest stock candidates available, we draw upon extensive internal research resources, including one of the most comprehensive databases in the industry. We use it to monitor over 4,000 stocks each day on a real-time basis, uncovering what we believe will be the most fundamentally sound high-growth companies for the Fund. Our internal analysis is buttressed by an extensive external network of local and regional analysts, who contribute their expertise on stocks they closely follow.
This information
helps us identify companies that we believe will generate excellent earnings growth for superior long-term capital appreciation.

         Portfolio Composition.
      Expressed as a percentage of
    total net assets as of 12/31/98.
             (PIE CHART)

What Went Well.
Our bottom-up stock selection process paid off as the Fund outpaced the benchmark in the consumer services, retail trade, and health technology sectors. Several retail trade stocks were top performers, including Dollar
Tree Stores, Costco, and Amazon.Com. The Fund also benefited from stellar performances by Outdoor Systems, Network Appliance, and Watson Pharmaceutical.

Price appreciation and stock-specific investments among technology issues lifted the Fund's weighting in the sector to 34.4%, higher than the benchmark of 22.3%.

On a stock-by-stock basis, we continue to add high-quality technology stocks to the Fund, especially with the upbeat outlook for personal computer sales and Internet commerce. We believe economies of scale and positive earnings announcements by industry bellwethers could be continued catalysts for our holdings.

Several holdings in the financial services sector also appear to be well positioned to exceed analysts' expectations. The growth prospects could be fueled by continued merger and acquisition activity and a low interest-rate environment, which could improve corporate profit margins and cash flows.

And Not So Well.
The Fund's performance was impacted significantly by the underperformance of energy-related stocks such as Global Industries, Diamond
Offshore Drilling,
and Transocean Offshore. The sector has been under pressure due to decreased demand from Asian nations, warmer than normal weather, and continued pressures on commodity prices from a short-term oversupply of crude oil.

Less than favorable earnings prospects for the financial services sector at the beginning of the fourth quarter led us to sell several holdings. With the subsequent Federal Reserve interest-rate reductions, however, the outlook reversed and our underexposure hindered performance.

The Fund also suffered losses in the commercial/industrial sector, which includes advertising and telecommunications services. We have since reduced our weightings in each of these sectors on a stock-by-stock basis.

Five Largest Holdings.
2.9%        Watson Pharmaceuticals, Inc.
            Drugs & Health Care
2.6%        Citrix Systems, Inc.
            Computer Software
2.2%        Ascend Communications, Inc.
            Computer Networks
2.2%        Amazon.Com, Inc.
            Specialty Chain
2.0%        Netscape Communications Corp.
            Computer Software

Expressed as a percentage of net assetsas of 12/31/98.

Looking Ahead.
The outlook for the Growth Equity Fund remains positive
given the favorable
earnings environment for mid-cap stocks, low inflation, and
low interest
rates. The Fed's decision to lower interest rates in the
fourth quarter bodes
particularly well for investors, as interest-rate reductions have historically
triggered extended periods of strong performance for mid-cap stocks. We
believe investors will continue to favor stocks with the
potential to deliver
the strongest earnings growth. These are precisely the
stocks we seek for our
portfolios.
------------------------------------------------------------
-------------------
                                    1

NICHOLAS-APPLEGATE FUND, INC.                  Portfolio of
Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND          December 31,
1998

                                               Value
 Shares               Description             (Note 1)
              COMMON STOCKS--98.8%
              CAPITAL GOODS--21.0%
              Drugs & Healthcare--2.6%
    84,800    Bausch & Lomb, Inc.........  $  5,088,000
    42,400    Guidant Corp...............     4,674,600
                                           ------------
                                              9,762,600
                                           ------------
              Leisure & Recreation--0.7%
    51,900    Harley-Davidson, Inc.......     2,458,763
                                           ------------
              Retail/Wholesale Specialty Chain--17.7%
    49,200    Abercrombie & Fitch Co.*...     3,480,900
    25,400    Amazon.Com, Inc.*..........     8,159,750
   112,500    Bed Bath & Beyond, Inc.*...     3,839,062
    94,200    Costco Companies, Inc.*....     6,800,062
   151,875    Dollar Tree Stores Inc.*...     6,635,039
   216,800    Family Dollar Stores,
                Inc......................     4,769,600
    56,500    Kohl's Corp.*..............     3,471,219
   107,900    Micro Warehouse, Inc*......     3,648,369
    65,000    Rite Aid Corp..............     3,221,563
   114,800    Safeway Inc.*..............     6,995,625
   174,100    Staples, Inc.*.............     7,605,994
   136,000    Starbucks Corp.*...........     7,633,000
                                           ------------
                                             66,260,183
                                           ------------
              CONSUMER NON-DURABLES--18.1%
              Aerospace--0.9%
    61,800    Gulfstream Aerospace
                Corp.*...................     3,290,850
                                           ------------
              Airlines--0.6%
    71,200    Comair Holdings, Inc.......     2,403,000
                                           ------------
              Business Services--3.4%
    85,850    Concord EFS, Inc.*.........     3,637,894
   113,200    Fiserv, Inc.*..............     5,822,725
    66,400    Metzler Group, Inc.
                (The)*...................     3,232,850
                                           ------------
                                             12,693,469
                                           ------------
              Drugs & Healthcare--12.9%
   112,000    Allegiance Corp............     5,222,000
    81,600    Allergan, Inc..............     5,283,600
    38,700    Cardinal Health, Inc.......     2,936,363
    58,100    Elan Corp. PLC (ADR)*......  $  4,041,581
    66,300    Forest Laboratories,
                Inc.*....................     3,526,331
    58,300    Genzyme Corp.*.............     2,900,425
    33,100    Immunex Corp.*.............     4,164,394
    67,900    McKesson Corporation.......     5,368,344
   173,300    Watson Pharmaceuticals,
                Inc.*....................    10,896,237
    44,500    Wellpoint Health Networks
                Inc.*....................     3,871,500
                                           ------------
                                             48,210,775
                                           ------------
              Equipment Rental--0.3%
    36,300    United Rentals Inc.*.......     1,202,437
                                           ------------
              ENERGY--3.3%
              Oil & Gas-Production/Pipeline--1.6%
    87,000    Burlington Resources,
                Inc......................     3,115,688
    65,100    Diamond Offshore Drilling,
                Inc......................     1,542,056
    52,300    Transocean Offshore Inc....     1,402,294
                                           ------------
                                              6,060,038
                                           ------------
              Oil Services--1.7%
   231,200    Global Industries, Ltd.*...     1,416,100
    67,000    Smith International,
                Inc.*....................     1,687,562
   103,100    Veritas DGC, Inc.*.........     1,340,300
   102,600    Weatherford International,
                Inc.*....................     1,987,875
                                           ------------
                                              6,431,837
                                           ------------
              FINANCIAL SERVICES--11.2%
              Financial/Business Services
    53,900    Capital One Financial
                Corp.....................     6,198,500
    93,700    CIT Group*.................     2,980,831
    87,000    Donaldson, Lufkin &
                Jenrette, Inc............     3,567,000
    72,500    FINOVA Group, Inc..........     3,910,469
    41,700    Firstar Corp...............     3,888,525
    48,800    Hartford Life, Inc.........     2,842,600
   113,800    PaineWebber Group, Inc.....     4,395,525
   147,550    Paychex, Inc...............     7,589,603
    59,800    ReliaStar Financial
                Corp.....................     2,758,275
    69,300    Schwab Charles Corp.
                (The)....................     3,893,794
                                           ------------
                                             42,025,122
                                           ------------

See Notes to Financial Statements.     2

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND (cont'd)

                                               Value
 Shares               Description             (Note 1)
              GENERAL BUSINESS--10.8%
              Advertising--3.3%
    26,900    CMG Information Services,
                Inc.*....................  $  2,864,850
    86,000    Lamar Advertising Co.*.....     3,203,500
   214,350    Outdoor Systems, Inc.*.....     6,430,500
                                           ------------
                                             12,498,850
                                           ------------
              Home Furnishings--0.8%
   120,800    Shaw Industries, Inc.......     2,929,400
                                           ------------
              Media--6.7%
   129,800    Clear Channel
                Communications, Inc.*....     7,074,100
    60,500    Cox Communications,
                Inc.*....................     4,182,063
    70,400    Infinity Broadcasting
                Corp.*...................     1,927,200
    88,400    Jacor Communications,
                Inc.*....................     5,690,750
   183,900    USA Networks, Inc.*........     6,091,687
                                           ------------
                                             24,965,800
                                           ------------
              TECHNOLOGY--34.4%
              Computer Networks--8.6%
    98,900    3Com Corp.*................     4,431,956
   126,000    Ascend Communications,
                Inc.*....................     8,284,500
   210,600    Maxtor Corp.*..............     2,948,400
   112,600    Network Appliance, Inc.*...     5,067,000
   115,200    Novell, Inc.*..............     2,088,000
    39,300    RF Micro Devices Inc.*.....     1,822,538
   158,300    Seagate Technology,
                Inc.*....................     4,788,575
    41,200    Symbol Technologies,
                Inc......................     2,634,225
                                           ------------
                                             32,065,194
                                           ------------
              Computer Services--0.9%
    47,000    At Home Corp.*.............     3,489,750
                                           ------------
              Computer Software--11.1%
   102,200    Citrix Systems, Inc.*......     9,919,787
    76,500    Compuware Corp.*...........     5,976,562
    34,500    Infoseek Corp.*............     1,703,438
    24,200    Inktomi Corp.*.............     3,130,875
   125,700    Netscape Communications
                Corp.*...................     7,636,275
    64,300    Networks Associates,
                Inc.*....................     4,259,875
    69,800    VERITAS Software Corp.*....  $  4,183,638
    20,000    Yahoo! Inc.*...............     4,738,750
                                           ------------
                                             41,549,200
                                           ------------
              Electronic Components--1.4%
    84,400    ASM Lithography Holding
                NV*......................     2,574,200
    29,400    Solectron Corp.*...........     2,732,362
                                           ------------
                                              5,306,562
                                           ------------
              Semiconductors--5.5%
   136,800    Applied Materials, Inc.*...     5,839,650
    37,100    Broadcom Corp.*............     4,479,825
    65,300    Micron Technology, Inc.*...     3,301,731
    69,500    Novellus Systems, Inc.*....     3,440,250
    53,100    Xilinx, Inc.*..............     3,458,138
                                           ------------
                                             20,519,594
                                           ------------
              Telecommunication Equipment--2.4%
   164,700    General Instrument
                Corp.*...................     5,589,506
    79,500    Teradyne, Inc.*............     3,368,813
                                           ------------
                                              8,958,319
                                           ------------
              Telecommunication Services--4.5%
    89,500    American Tower Corp.*......     2,645,844
    93,400    Crown Castle International
                Corp.*...................     2,194,900
    80,900    Qwest Communications
                Int'l., Inc.*............     4,045,000
   110,700    Sprint PCS *...............     2,559,937
   135,500    WinStar Communications,
                Inc.*....................     5,284,500
                                           ------------
                                             16,730,181
                                           ------------
              Total common stocks
                (cost $282,139,845)......   369,811,924
                                           ------------
Principal
  Amount
  (000)
----------
              SHORT-TERM INVESTMENTS--2.1%
              Commercial Paper
$    7,956    Northern States Power Co.
                5.05%, 1/4/99............     7,952,652
                                           ------------

See Notes to Financial Statements.     3

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND (cont'd)

Principal
 Amount                                        Value
  (000)               Description             (Note 1)
              Other
$        5    Seven Seas Money Market
                Fund.....................  $      5,272
                                           ------------
              Total short-term
                investments
                (cost $7,957,925)........     7,957,924
                                           ------------
              Total Investments--100.9%
                (cost $290,097,770; Note
                4).......................   377,769,848
                                           ------------
              Liabilities in excess of
                other
                assets--(0.9%)...........    (3,370,520)
                                           ------------
              Net Assets--100%...........  $374,399,328
                                           ------------
                                           ------------

---------------
* Non-income producing.
ADR--American Depository Receipt.

See Notes to Financial Statements.     4

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Assets and Liabilities

Assets
December 31, 1998

-----------------
Investments, at value (cost
$290,097,770).............................................
$ 377,769,848
Cash........................................................
 ..........................           152,374
Receivable for investments
sold.......................................................
9,011,094
Receivable for Fund shares
sold.......................................................
2,357,893
Dividends and interest
receivable..................................................
 ...            78,080
Prepaid
expenses....................................................
 ..................            53,394

-----------------
    Total
assets......................................................
 ................       389,422,683

-----------------
Liabilities
Payable for investments
purchased...................................................
 ..        12,904,232
Payable for Fund shares
reacquired..................................................
 ..         1,394,507
Management fee
payable.....................................................
 ...........           277,930
Distribution fee
payable.....................................................
 .........           212,349
Accrued
expenses....................................................
 ..................           234,337

-----------------
    Total
liabilities.................................................
 ................        15,023,355

-----------------
Net
Assets......................................................
 ......................     $ 374,399,328

-----------------

-----------------
Net assets were comprised of:
  Common stock, at
par.........................................................
 .......     $     260,308
  Paid-in capital in excess of
par....................................................
250,684,837

-----------------

250,945,145
  Accumulated net realized gain on
investments........................................
35,782,105
  Net unrealized appreciation on
investments..........................................
87,672,078

-----------------
Net assets, December 31,
1998........................................................
 .     $ 374,399,328

-----------------

-----------------
Class A:
  Net asset value and redemption price per share
    ($130,362,161 / 8,475,178 shares of common stock issued
and outstanding)..........            $15.38
  Maximum sales charge (5% of offering
price).........................................
 .81

-----------------
  Maximum offering price to
public....................................................
$16.19

-----------------

-----------------
Class B:
  Net asset value, offering price and redemption price per
share
    ($236,241,847 / 17,006,638 shares of common stock issued
and outstanding).........            $13.89

-----------------

-----------------
Class C:

$13.89
  Net asset value, offering price and redemption price per
share
    ($6,146,000 / 442,459 shares of common stock issued and
outstanding)..............
  Maximum sales charge (1% of offering
price).........................................
 .14

-----------------
  Maximum offering price to
public....................................................
$14.03

-----------------

-----------------
Class Z:
  Net asset value, offering price and redemption price per
share
    ($1,649,320 / 106,487 shares of common stock issued and
outstanding)..............            $15.49

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Operations

                                        Year Ended
                                       December 31,
Net Investment Loss                        1998
                                       -------------
Income
  Dividends (net of foreign
    withholding taxes
    of $343).........................  $    551,149
  Interest...........................       446,141
                                       -------------
    Total income.....................       997,290
                                       -------------
Expenses
  Management fees....................     3,630,967
  Distribution fee--Class A..........       261,257
  Distribution fee--Class B..........     2,503,173
  Distribution fee--Class C..........        61,638
  Transfer agent's fees and
  expenses...........................       680,000
  Custodian's fees and expenses......       103,000
  Reports to shareholders............       100,000
  Directors' fees....................        77,000
  Registration fees..................        50,000
  Audit fees and expense.............        33,500
  Insurance expense..................        33,000
  Legal fees and expenses............        25,000
  Miscellaneous......................         5,390
                                       -------------
    Total expenses...................     7,563,925
                                       -------------
Net investment loss..................    (6,566,635 )
                                       -------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
  transactions.......................    35,691,553
Net change in unrealized appreciation
  of
  investments........................    13,250,865
                                       -------------
Net gain on investments..............    48,942,418
                                       -------------
Net Increase in Net Assets
Resulting from Operations............  $ 42,375,783
                                       -------------
                                       -------------

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Changes in Net Assets

                              Year Ended         Year Ended
Increase (Decrease)          December 31,       December 31,
in Net Assets                    1998               1997
                          ------------------    ------------
-
Operations
  Net investment loss...    $     (6,566,635)   $
(6,194,430)
  Net realized gain on
    investment
    transactions........          35,691,553
94,942,716
  Net change in
    unrealized
    appreciation
    (depreciation)
    on investments......          13,250,865
(18,521,412)
                          ------------------    ------------
-
  Net increase in net
    assets resulting
    from operations.....          42,375,783
70,226,874
                          ------------------    ------------
-
Distributions to
  shareholders from net
  realized gains on
  investments
    Class A.............          (7,262,297)
(27,098,267)
    Class B.............         (15,902,446)
(63,813,523)
    Class C.............            (391,936)
(1,442,170)
    Class Z.............             (81,237)
(66,424)
                          ------------------    ------------
-
                                 (23,637,916)
(92,420,384)
                          ------------------    ------------
-
Fund share transactions
  (Note 5)
  (net of share
  conversions)
  Net proceeds from
    shares subscribed...         176,084,464
543,622,835
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    distributions.......          21,975,782
84,714,423
  Cost of shares
    reacquired..........        (267,946,119)
(650,219,421)
                          ------------------    ------------
-
  Net decrease in net
    assets from Fund
    share
    transactions........         (69,885,873)
(21,882,163)
                          ------------------    ------------
-
Total decrease..........         (51,148,006)
(44,075,673)
Net Assets
Beginning of year.......         425,547,334
469,623,007
                          ------------------    ------------
-
End of year.............    $    374,399,328    $
425,547,334
                          ------------------    ------------
-
                          ------------------    ------------
-

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND

 Notes to Financial Statements

   Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June
7, 1991, the Fund ceased operations as a closed-end investment company.
Effective June 10, 1991, trading in the Fund's shares was discontinued on the
New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.
   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting poli-
                              cies followed by the Fund in
the preparation of
its financial statements.
Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.
   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Real-
ized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.
Therefore, no tax provision is required.
   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of
Certified Public Accountant's Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain and
Return of Capital Distributions by Investment Companies. For the year ended
December 31, 1998 the Fund decreased accumulated net investment loss by
$6,566,635 and decreased paid-in capital by $6,566,635 due to the Fund experiencing a net investment loss during the year. Net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential
Investments Fund
Management LLC ('PIFM'). Pursuant to the management
agreement, PIFM has
responsibility for all investment advisory services and
supervises the
subadviser's
------------------------------------------------------------
--------------------
                                       7
performance of such services. PIFM has entered into a subadvisory agreement with
Nicholas-Applegate Capital Management ('NACM'); NACM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of officers of the Fund who are employees of PIFM, occupancy and certain clerical and bookkeeping costs of the
Fund. The Fund bears all other costs and expenses.
   The management fee paid PIFM is computed daily and payable monthly at an annual rate of .95% of the average daily net assets of the Fund. PIFM pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 1998, PIFM earned $3,630,967 in management fees of which it paid $2,868,464 to NACM under the foregoing agreements.
   The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as the distributor of the Class A, Class B, Class C and
Class Z shares of the Fund through May 31, 1998. Prudential
Investment
Management Services LLC ('PIMS') became the distributor of the Fund effective
June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI or PIMS as distributor for the Class Z shares of the Fund.
   Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%,
of the average daily net assets of the Class A, B and C shares, respectively.
Such expenses under the Plans were .21 of 1% of average daily net assets of
Class A shares and 1% of the average daily net assets of both the Class B and
Class C shares, respectively, for the year ended December
31, 1998.
   PSI and PIMS have advised the Fund that they have received approximately
$102,000 in front-end sales charges resulting from sales of Class A shares and after November 2, 1998 Class C shares for the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to PRUCO Securities Corporation
('PRUSEC'), an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.
   PSI and PIMS have advised the Fund that for the year ended December 31, 1998, they received approximately $436,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
   PSI, PIFM, PIMS and PRUSEC are (indirect) wholly owned subsidiaries of The
Prudential Insurance Company of America. ('Prudential')
   The Fund, along with other affiliated registered investment companies (the
'Funds'), had a credit agreement (the 'Agreement') with an unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The
Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 29, 1998 and has been extended through February 28, 1999 under the same terms.

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices LLC ('PMFS'), a
with Affiliates               wholly owned subsidiary of
                              PIFM, serves as the Fund's
transfer agent. During
the year ended December 31, 1998, the Fund incurred fees of approximately
$572,000 for the services of PMFS. As of December 31, 1998, approximately
$45,100 of such fees were due to PMFS. Transfer agent fees and expenses in the
Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for
the year ended
December 31, 1998 aggregated $644,599,740 and $744,085,307,
respectively.
   The cost basis of investments for federal income tax purposes at December 31,
1998 was $290,185,266 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $87,584,582 (gross unrealized appreciation--$97,200,513; gross unrealized depreciation-- $9,615,931).

Note 5. Capital               The Fund offers Class A,
                              Class B, Class C and Class Z
shares. Class A
                              shares are sold with a front-
end sales charge of
up to 5%. Class B shares are sold with a contingent deferred sales charge which
declines from 5% to zero depending upon the period of time
the shares are held.
Prior to November 2, 1998, Class C
------------------------------------------------------------
--------------------
                                       8
shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
   The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class
C and Class Z shares.Transactions in shares of common stock were as follows:

Class A                           Shares          Amount
------------------------------  -----------    -------------
Year ended
  December 31, 1998:
Shares sold...................    7,446,667    $ 106,396,040
Shares issued in reinvestment
  of dividends and
  distributions...............      449,538        6,346,234
Shares reacquired.............   (9,167,087)
(131,574,252)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (1,270,882)
(18,831,978)
Shares issued upon conversion
  from Class B................      489,749        7,024,166
                                -----------    -------------
Net decrease in shares
  outstanding.................     (781,133)   $
(11,807,812)
                                -----------    -------------
                                -----------    -------------
Year ended
  December 31, 1997:
Shares sold...................   26,028,147    $ 403,257,239
Shares issued in reinvestment
  of dividends and
  distributions...............    1,629,888       23,021,141
Shares reacquired.............  (28,489,469)
(443,979,190)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................     (831,434)
(17,700,810)
Shares issued upon conversion
  from Class B................      670,378       10,138,513
                                -----------    -------------
Net decrease in shares
  outstanding.................     (161,056)   $
(7,562,297)
                                -----------    -------------
                                -----------    -------------
Class B                           Shares          Amount
------------------------------  -----------    -------------
Year ended
  December 31, 1998:
Shares sold...................    5,070,770    $  65,665,558
Shares issued in reinvestment
  of distributions............    1,182,446       15,174,732
Shares reacquired.............  (10,146,490)
(131,935,822)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (3,893,274)
(51,095,532)
Shares reacquired upon
  conversion into Class A.....     (538,840)
(7,024,166)
                                -----------    -------------
Net decrease in shares
  outstanding.................   (4,432,114)   $
(58,119,698)
                                -----------    -------------
                                -----------    -------------
Year ended
  December 31, 1997:
Shares sold...................    9,457,319    $ 135,337,537
Shares issued in reinvestment
  of distributions............    4,638,652       60,246,458
Shares reacquired.............  (13,888,004)
(200,836,623)
                                -----------    -------------
Net increase in shares
  outstanding before
  conversion..................      207,967
(5,252,628)
Shares reacquired upon
  conversion into Class A.....     (721,300)
(10,138,513)
                                -----------    -------------
Net decrease in shares
  outstanding.................     (513,333)   $
(15,391,141)
                                -----------    -------------
                                -----------    -------------
Class C
------------------------------
Year ended
  December 31, 1998:
Shares sold...................      178,150    $   2,342,004
Shares issued in reinvestment
  of distributions............       29,154          373,747
Shares reacquired.............     (274,036)
(3,655,185)
                                -----------    -------------
Net decrease in shares
  outstanding.................      (66,732)   $
(939,434)
                                -----------    -------------
                                -----------    -------------
Year ended
  December 31, 1997:
Shares sold...................      297,583    $   4,319,397
Shares issued in reinvestment
  of distributions............      106,388        1,380,420
Shares reacquired.............     (360,051)
(5,302,665)
                                -----------    -------------
Net increase in shares
  outstanding.................       43,920    $     397,152
                                -----------    -------------
                                -----------    -------------

------------------------------------------------------------
--------------------
                                       9

Class Z                           Shares          Amount
------------------------------  -----------    -------------
Year ended
  December 31, 1998:
Shares sold...................      111,423    $   1,680,862
Shares issued in reinvestment
  of dividends and
  distributions...............        5,739           81,069
Shares reacquired.............      (54,259)
(780,860)
                                -----------    -------------
Net increase in shares
  outstanding.................       62,903    $     981,071
                                -----------    -------------
                                -----------    -------------
March 18, 1997(a) through
  December 31, 1997:
Shares sold...................       45,102    $     708,662
Shares issued in reinvestment
  of distributions                    4,760           66,404
Shares reacquired                    (6,278)
(100,943)
                                -----------    -------------
Net increase in shares
  outstanding                        43,584    $     674,123
                                -----------    -------------
                                -----------    -------------

---------------
(a) Commencement of offering of Class Z shares.
------------------------------------------------------------
--------------------
                                       10

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights

Class A
                                                     -------
----------------------------------------------------

Year Ended December 31,
                                                     -------
----------------------------------------------------
                                                       1998
1997         1996       1995(a)      1994(a)
                                                     -------
-     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...............    $
14.47     $  15.41     $  15.18     $  11.99     $ 13.56
                                                     -------
-     --------     --------     --------     -------
Income from investment operations:
Net investment loss..............................
(.17)        (.12)        (.14)        (.11)       (.07)
Net realized and unrealized gain (loss) on
  investment transactions........................
1.95         2.60         2.64         3.82       (1.19)
                                                     -------
-     --------     --------     --------     -------
  Total from investment operations...............
1.78         2.48         2.50         3.71       (1.26)
                                                     -------
-     --------     --------     --------     -------
Less distributions:
Distributions from net realized gains from
  investment transactions........................
(.87)       (3.42)       (2.27)        (.52)       (.31)
                                                     -------
-     --------     --------     --------     -------
  Total distributions............................
(.87)       (3.42)       (2.27)        (.52)       (.31)
                                                     -------
-     --------     --------     --------     -------
Net asset value, end of year.....................    $
15.38     $  14.47     $  15.41     $  15.18     $ 11.99
                                                     -------
-     --------     --------     --------     -------
                                                     -------
-     --------     --------     --------     -------
TOTAL RETURN(b):.................................
12.83%       17.33%       16.45%       31.20%      (9.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................
$130,362     $133,973     $145,120     $124,340     $88,069
Average net assets (000).........................
$124,408     $139,933     $136,482     $109,740     $93,620
Ratios to average net assets:
  Expenses, including distribution fee...........
1.45%        1.37%        1.41%        1.44%       1.49%(d)
  Expenses, excluding distribution fee...........
1.24%        1.19%        1.23%        1.27%       1.32%(d)
  Net investment loss............................
(1.19)%       (.82)%       (.93)%       (.83)%      (.59)%
For Class A, B, C and Z shares:
Portfolio turnover rate(c).......................
171%         182%         113%         106%        110%

---------------
 (a) Calculated based upon weighted average shares
outstanding during
     the periods due to effects of open-ending, Fund share
sales
     and the resulting share issuance from the stock rights
offering.
 (b) Total return does not consider the effects of sales
loads. Total
     return is calculated assuming a purchase of shares on
the first
     day and a sale on the last day of each year reported
and includes
     reinvestment of dividends and distributions.
 (c) Portfolio turnover is calculated on the basis of the
Fund as
     a whole without distinguishing between the
     classes of shares issued.
 (d) Current year amounts have been restated from prior
periods presentation.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     11

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights

Class B
                                                    --------
----------------------------------------------------

Year Ended December 31,
                                                    --------
----------------------------------------------------
                                                      1998
1997         1996       1995(a)      1994(a)
                                                    --------
--------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............    $  13.26
$  14.48     $  14.49     $  11.56     $  13.18
                                                    --------
--------     --------     --------     --------
Income from investment operations:
Net investment loss.............................
(.29)        (.23)        (.24)        (.22)        (.17)
Net realized and unrealized gain (loss) on
  investment transactions.......................        1.79
2.43         2.50         3.67        (1.14)
                                                    --------
--------     --------     --------     --------
  Total from investment operations..............        1.50
2.20         2.26         3.45        (1.31)
                                                    --------
--------     --------     --------     --------
Less distributions:
Distributions from net realized gains from
  investment transactions.......................
(.87)       (3.42)       (2.27)        (.52)        (.31)
                                                    --------
--------     --------     --------     --------
  Total distributions...........................
(.87)       (3.42)       (2.27)        (.52)        (.31)
                                                    --------
--------     --------     --------     --------
Net asset value, end of year....................    $  13.89
$  13.26     $  14.48     $  14.49     $  11.56
                                                    --------
--------     --------     --------     --------
                                                    --------
--------     --------     --------     --------
TOTAL RETURN(b):................................
11.87%       16.48%       15.54%       30.11%      (10.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................    $236,242
$284,191     $317,768     $290,751     $257,059
Average net assets (000)........................    $250,317
$300,520     $304,841     $265,597     $261,285
Ratios to average net assets:
  Expenses, including distribution fee..........
2.24%        2.19%        2.23%        2.27%        2.32%(c)
  Expenses, excluding distribution fee..........
1.24%        1.19%        1.23%        1.27%        1.32%(c)
  Net investment loss...........................
(1.98)%      (1.64)%      (1.75)%      (1.66)%      (1.39)%

---------------
 (a) Calculated based upon weighted average shares
outstanding
     during the periods due to effects of open-ending, Fund
share
     sales and the resulting share issuance from the stock
rights offering.
 (b) Total return does not consider the effects of sales
loads. Total
     return is calculated assuming a purchase of shares on
the
     first day and a sale on the last day of each year
reported and
     includes reinvestment of dividends and distributions.
 (c) Current year amounts have been restated from prior
periods presentation.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     12

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights

Class C                                         Class Z
                                ----------------------------
--------------------------------     -----------------------
--

August 1,                     March 18,

1994(c)                       1997(f)
                                          Year Ended
December 31,                 Through
Through
                                ----------------------------
---------------     December 31,                 December
31,
                                 1998       1997        1996
1995(a)        1994(a)         1998           1997
                                ------     ------     ------
--     --------     ------------     -------     -----------
--
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning
  of period.................    $13.26     $14.48     $
14.49     $  11.56       $  11.62       $ 14.53        $
14.48
                                ------     ------     ------
--     --------     ------------     -------     -----------
--
Income from investment
  operations:
Net investment loss.........      (.28)      (.22)
(.22)        (.22)          (.05)         (.12)
(.22)
Net realized and unrealized
  gain (loss) on investment
  transactions..............      1.78       2.42
2.48         3.67           (.01)         1.95
3.18
                                ------     ------     ------
--     --------     ------------     -------     -----------
--
  Total from investment
  operations................      1.50       2.20
2.26         3.45           (.06)         1.83
2.96
                                ------     ------     ------
--     --------     ------------     -------     -----------
--
Less distributions:
Distributions from net
  realized gains from
  investment transactions...      (.87)     (3.42)
(2.27)        (.52)            --          (.87)
(2.91)
                                ------     ------     ------
--     --------     ------------     -------     -----------
--
  Total distributions.......      (.87)     (3.42)
(2.27)        (.52)            --          (.87)
(2.91)
                                ------     ------     ------
--     --------     ------------     -------     -----------
--
Net asset value, end of
  period....................    $13.89     $13.26     $
14.48     $  14.49       $  11.56       $ 15.49        $
14.53
                                ------     ------     ------
--     --------     ------------     -------     -----------
--
                                ------     ------     ------
--     --------     ------------     -------     -----------
--
TOTAL RETURN(b):............     11.87%     16.48%
15.54%       30.11%          (.52)%       13.13%
21.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000).....................    $6,146     $6,750     $
6,735     $  4,897       $  1,100       $ 1,649        $
633
Average net assets (000)....    $6,164     $6,796     $
5,862     $  2,961       $    225       $ 1,318        $
121
Ratios to average net
  assets:
  Expenses, including
    distribution fee........      2.24%      2.19%
2.23%        2.27%          6.23%(d)(e)    1.24%
1.19%(d)
  Expenses, excluding
    distribution fee........      1.24%      1.19%
1.23%        1.27%          5.23%(d)(e)    1.24%
1.19%(d)
  Net investment loss.......     (1.98)%    (1.64)%
(1.75)%      (1.63)%        (3.36)%(d)     (.99)%
(.85)%(d)

---------------
 (a) Calculated based upon weighted average shares
outstanding
     during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales
loads.
     Total return is calculated assuming a purchase
     of shares on the first day and a sale on the last
     day of each period reported and includes reinvestment
of
     dividends and distributions. Total returns for periods less than a full year are not annualized.
 (c) Commencement of offering Class C shares.
 (d) Annualized.
 (e) Current year amounts have been restated from prior
periods presentation.
 (f) Commencement of offering Class Z shares.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     13

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of
Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate
Fund, Inc., including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for
Class A, B, C shares, and for each of the two fiscal years in the period ended
December 31, 1998 for Z shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Nicholas-Applegate Growth
Equity Fund for the year ended December 31, 1994 for Class A and Class B shares, and for the period from August 1, 1994 (commencement of operations) to December
31, 1994 for Class C shares, were audited by other auditors whose report dated
February 8, 1995 expressed an unqualified opinion on those financial highlights.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Nicholas-Applegate Growth Equity Fund as of December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended for Class A, B, C shares, and for each of the two fiscal years in the period ended December 31, 1998 for Z shares, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Los Angeles, California
February 12, 1999

                                 TAX INFORMATION

   We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1998) as to the federal income tax status of dividends and distributions paid by the Fund during such fiscal year.
Accordingly, we are advising you that in the fiscal year ended December 31,
1998, the Fund paid distributions for Class A, Class B,
Class C and Class Z
shares totaling $0.08 per share, comprised of short-term capital gains which are taxable as ordinary income. The Fund paid distributions for Class A, Class B and
Class C shares totaling $0.79 per share, comprised of long-term capital gains.

   We wish to advise you that the corporate dividends
received deduction for the
Fund is zero. For the purpose of preparing your annual
federal income tax return
you should report the amounts reflected on the appropriate
Form 1099-DIV or
substitute 1099.
------------------------------------------------------------
--------------------
                                       14

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally.
Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
Nicholas-Applegate Growth Equity Fund vs. the S&P 500 Index.

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Nicholas-Applegate Growth Equity Fund
(Class A, B, C, and Z shares) with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class B, C, and
Z shares, and for 10 years for Class A shares, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1988 for Class A shares, 1991 for Class B shares, 1994 for Class C shares, and 1997 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December
31, 1998; (c) Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a
1% CDSC if sold within one year; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The S&P 500 Index is a market capitalization-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the
Fund. The S&P 500 Index is not the only index that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.


// Nicholas-Applegate Growth Equity Fund
-- S&P 500 Index

(Class A)
Average Annual Total
Returns - Class A
With Sales Load
12.65% Since Inception
15.86% for 10 Years
11.70% for 5 Years
7.19% for 1 Year

Without Sales Load
13.15% Since Inception
16.45% for 10 Years
12.85% for 5 Years
12.83% for 1 Year

(Class B)
Average Annual
Total Returns - Class B
With Sales Load
14.95% Since Inception
11.83% for 5 Years
6.87% for 1 Year

Without Sales Load
14.95% Since Inception
11.96% for 5 Years
11.87% for 1 Year

(Class C)
Average Annual
Total Returns - Class C
With Sales Load
16.05% Since Inception
9.75% for 1 Year

Without Sales Load
16.31% Since Inception
11.87% for 1 Year

(Class Z)
Average Annual
Total Returns - Class Z
19.32% Since Inception
13.13% for 1 Year

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

Officers
Arthur E. Nicholas, Chairman and President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
Robert E. Carlson, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90017

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

653698209               MF151E
653698308
653698407
653698506